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                                                                   EXHIBIT 23(i)



                        CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors
KS Bancorp, Inc.
Kenly, North Carolina

As independent auditors, we hereby consent to the incorporation of our report, dated January 12, 2001, incorporated by reference in this annual report of KS Bancorp, Inc. and Subsidiary on Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 333-46287.



                                    /s/ Dixon Odom PLLC
                                    --------------------------------
                                    Sanford, North Carolina
                                    March 26, 2001